UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2008

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                     ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-10971                 52-1508198
-----------------------------         ----------------        -----------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                               20036
---------------------------------------                           --------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                               -------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
             ------------------------------------------------------------

On September 16, 2008, Abigail Adams National Bancorp, Inc. (the "Company"), the holding company for The Adams National Bank (the "Bank") and Consolidated Bank & Trust Company ("Consolidated"), appointed Robert W. Walker, age 62, as Chairman, President and Chief Executive Officer of the Company and as Director of the Company and the Bank. Mr. Walker serves as the President, Chief Executive Officer and Director of Premier Financial Bancorp, Inc. in Huntington, West Virginia and is a director of its wholly owned subsidiaries. Mr. Walker has held that position since October, 2001. From September, 1998 until October, 2001 Mr. Walker was President, Boone County Bank, Inc. Prior to that time, Mr. Walker was a Regional Vice President at Bank One, West Virginia, N.A. Mr. Walker is being appointed to fill the vacancy resulting from the resignation of Ms. Jeanne Delaney Hubbard on August 29, 2008.

Mr. Walker was also appointed as Acting Interim President and Chief Executive Officer of the Bank. The appointment was made subject to the authority of the Comptroller of the Currency to issue a notice of disapproval.

Item 9.01    Financial Statements and Exhibits
             ------------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable.

(d)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: September 19, 2008                 By: /s/ Karen Troutman
                                             -----------------------------------
                                             Karen Troutman
                                             Chief Financial Officer